UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

The Allied Defense Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-11376	04-2281015
(Commission File Number)	(I.R.S. Employer Identification No.)

120 E. Baltimore Street, Suite 2100, Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (410) 385-8155

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

ITEM 8.01	Other Events.

On December 23, 2013, The Allied Defense Group, Inc. (“Allied”) made an initial distribution of $5.11 per share pursuant to its plan of liquidation. Allied anticipates making a final distribution in early September 2014 of approximately $0.06 to $0.10 per share. The amount of this final distribution will depend on satisfying Allied’s remaining obligations, principally those relating to dissolving its foreign subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLIED DEFENSE GROUP, INC.

	By:	/s/ John G. Meyer, Jr.
Date: December 23, 2013	John G. Meyer, Jr.,
President and Chief Executive Officer

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